UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 17, 2018

Walter Investment Management Corp.

(Exact Name of Registrant as Specified in its Charter)

____________________________

Maryland	001- 13417	13-3950486
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 Virginia Drive, Suite 100

Fort Washington, PA 19034

(Address of principal executive offices, including zip code)

(844) 714-8603

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

____________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On January 17, 2018 (the “Sale Date”), Ditech Financial LLC (“Ditech”) and New Residential Mortgage LLC (“NRZ”) executed a side letter agreement (the “Side Letter Agreement”) pursuant to which, among other things, certain provisions of that certain Subservicing Agreement, dated as of August 8, 2016, by and between Ditech and NRZ, filed as Exhibit 10.17.1 to the Company’s (as defined below) amended Annual Report on Form 10-K/A filed with the Securities and Exchange Commission on August 9, 2017 (as amended to date, the “Subservicing Agreement”), were amended and/or waived.

The Side Letter Agreement was entered into in connection with the sale by Ditech to NRZ of all of Ditech’s right, title and interest in certain mortgage servicing rights (“MSRs”) with respect to a pool of mortgage loans (the “Subject Loans”) with an aggregate unpaid principal balance as of the Sale Date of approximately $11.4 billion (the “MSR Sale Transaction”), such MSR Sale Transaction being executed pursuant to that certain Flow and Bulk Agreement for the Purchase and Sale of Mortgage Servicing Rights, dated as of August 8, 2016 (as amended to date, the “Purchase Agreement”), by and between Ditech, as seller, and NRZ, as purchaser. Following the closing of the sale of the MSRs to NRZ, Ditech will subservice the Subject Loans on behalf of NRZ pursuant to the terms of the Subservicing Agreement and related documents. On January 17, 2018, Ditech received approximately $91.4 million in cash proceeds from NRZ as partial consideration for the sale of the MSRs to NRZ. Walter Investment Management Corp. (the “Company”), the indirect parent company of Ditech, used 80% of such cash proceeds to repay borrowings under its Amended and Restated Credit Agreement, dated as of December 19, 2013, by and among the Company, as borrower, Credit Suisse AG, as administrative agent, and the lenders party thereto, and intends to use the remaining cash proceeds for general corporate purposes.

As previously disclosed, on November 30, 2017, the Company filed a voluntary petition (the “Bankruptcy Petition,” and the case commenced thereby, the “Chapter 11 Case”) under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of New York (the “Court”) to pursue its previously announced Prepackaged Chapter 11 Plan of Reorganization, dated November 6, 2017 (as amended and supplemented, the “Prepackaged Plan”). On January 18, 2018, the Court entered an order confirming the Prepackaged Plan. The Company’s Chapter 11 Case is being administered under the caption In re Walter Investment Management Corp. (Case No. 17-13446). In connection with the Chapter 11 Case and the Prepackaged Plan, as well as other developments at the Company and Ditech, certain events have occurred, or are expected to occur, that may have caused, or in the future may cause, various defaults or breaches of representations, warranties or covenants or similar non-compliance by Ditech under, and/or may have triggered certain termination rights for NRZ under, the Purchase Agreement or the Subservicing Agreement, as applicable, including but not limited to the filing of the Bankruptcy Petition. Pursuant to the terms of the Side Letter Agreement, with respect to only the MSR Sale Transaction and the related Subject Loans and any future mortgage servicing right flow sale transaction executed pursuant to the terms of the Purchase Agreement subsequent to the date of the Side Letter Agreement, NRZ has agreed to waive any actual, potential or future default under, breach of or similar non-compliance by Ditech or its affiliates with respect to certain provisions of the Subservicing Agreement caused by certain identified events set forth in the Side Letter Agreement, in each case as further described in the Side Letter Agreement.

In addition, and with respect to only the MSR Sale Transaction and the related Subject Loans and any future mortgage servicing right flow sale transaction (and the related mortgage loans) executed pursuant to the terms of the Purchase Agreement subsequent to the date of the Side Letter Agreement,

Ditech and NRZ also agreed to amend certain provisions of the Subservicing Agreement relating to, among other things, the initial term of the subservicing engagement and the term of subsequent renewals thereof, and certain financial metrics, in each case as further described in the Side Letter Agreement. The foregoing summary of the Side Letter Agreement does not purport to be complete and is qualified in its entirety by reference to the text of the Side Letter Agreement, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Cautionary Statements

The Company cautions that trading in the Company’s securities during the pendency of the Chapter 11 Case is highly speculative and poses substantial risks. As discussed above, the Prepackaged Plan has been approved by the Court, and pursuant to the Prepackaged Plan, the Company’s common stock, as well as all unexercised options, warrants or rights to acquire or receive an equity interest in the Company, in each case, outstanding immediately prior to effectiveness of the Prepackaged Plan, will be cancelled and cease to exist on the Effective Date, and the holders of the Company’s common stock will receive only the pro rata portion of New Common Stock as set forth in the Prepackaged Plan. Even though the Company’s common stock continues to trade on the New York Stock Exchange (the “NYSE”), under the Prepackaged Plan, its underlying value may be significantly less than the current trading price on the NYSE, and the Company’s stockholders should not view the trading activity of the Company’s common stock on the NYSE or any other market or trading platform as being indicative of any value they would receive in respect of the Company’s common stock in connection with the Chapter 11 Case.

Certain statements in this Current Report on Form 8-K constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Statements that are not historical fact are forward-looking statements. Certain of these forward-looking statements can be identified by the use of words such as “believes,” “anticipates,” “expects,” “intends,” “plans,” “projects,” “estimates,” “assumes,” “may,” “should,” “could,” “would,” “shall,” “will,” “seeks,” “targets,” “future,” or other similar expressions. Such forward-looking statements involve known and unknown risks, uncertainties and other important factors, and our actual results, performance or achievements could differ materially from results, performance or achievements expressed in these forward-looking statements. Such statements include, but are not limited to, statements relating to the Prepackaged Plan and Chapter 11 Case, descriptions of management’s strategy, plans, objectives, expectations, or intentions and descriptions of assumptions underlying any of the above matters and other statements that are not historical fact.

These forward-looking statements are based on the Company’s current beliefs, intentions and expectations and are not guarantees or indicative of future performance, nor should any conclusions be drawn or assumptions be made as to any potential outcome of any proposed transactions the Company considers. Risks and uncertainties relating to the restructuring include: the Court’s rulings in the Chapter 11 Case and the outcome of the Chapter 11 Case in general; the length of time the Company will operate under Chapter 11; risks associated with third-party motions in the Chapter 11 Case, which may interfere with the Company’s ability to develop and consummate the Prepackaged Plan or other plan of reorganization; the ability to satisfy all conditions precedent to the Prepackaged Plan; the ability of the Company to successfully execute the Prepackaged Plan without substantial disruption to the business of, or a Chapter 11 bankruptcy filing by, one or more of its primary operating or other subsidiaries; the effects of disruption from the restructuring making it more difficult to maintain business, financing and operational relationships, to retain key executives and to maintain various licenses and approvals necessary for the Company to conduct its business; increased legal and advisor costs related to the Chapter 11 Case and other litigation and the inherent risks involved in a bankruptcy process; the ability of the Company to comply with the terms of its restructuring support agreements, including completing various stages of the restructuring within the dates specified by the restructuring support agreements; the ability of the Company to maintain the listing of its common stock on the NYSE; and the ability of the Company to continue as a going concern. Important assumptions and other important factors that could cause actual results to differ materially from those forward-looking statements include, but are not limited to, those factors, risks and uncertainties described in more detail under the heading “Risk Factors” and elsewhere in the Company’s annual and quarterly reports, including amendments thereto, and other filings with the Securities and Exchange Commission.

The above factors, risks and uncertainties are difficult to predict, contain uncertainties that may materially affect actual results and may be beyond the Company’s control. New factors, risks and uncertainties emerge from time to time, and it is not possible for management to predict all such factors, risks and uncertainties. Although the Company believes that the assumptions underlying the forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate, and therefore any of these statements may prove to be inaccurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by the Company or any other person that the results or conditions described in such statements or the Company’s objectives and plans will be achieved. These forward-looking statements speak only as of the date such statements were made or any earlier date indicated, and the Company does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events, changes in underlying assumptions or otherwise. If the Company were in any particular instance to update or correct a forward-looking statement, investors and others should not conclude that the Company would make additional updates or corrections thereafter.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

See Exhibit Index

EXHIBIT INDEX

Exhibit No.	Description

10.1	Side Letter Agreement, dated as of January 17, 2018, between New Residential Mortgage LLC and Ditech Financial LLC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Walter Investment Management Corp.

Date: January 23, 2018	By:	/s/ John J. Haas
John J. Haas, General Counsel, Chief Legal Officer and Secretary